Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of TEPPCO Partners, L.P. (the “Company”) on Form 10-K for the year ended December 31, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, William G. Manias, Vice President and Chief Financial Officer of Texas Eastern Products Pipeline Company, LLC, the general partner of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and Chief Financial Officer
Texas Eastern Products Pipeline Company, LLC, General Partner

February 28, 2007
A signed original of this written statement required by Section 906 has been provided to TEPPCO Partners, L.P. and will be retained by TEPPCO Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.